SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 2004


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                          333-110340                 41-1808858
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)


       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code, is (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4

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Item 8.01      Other Events.

               The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003 that are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being referred to as "experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Term Notes, Series 2004-HS3, is attached hereto in the case of KPMG LLP as
Exhibit 23.1 and in the case of Ernst & Young LLP as Exhibit 23.2. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

        In addition, the unaudited financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

Item  9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits

               23.1   Consent of KPMG LLP.

               23.2   Consent of Ernst & Young LLP

               99.1 Financial  statements  of FGIC as of  December  31, 2003 and
                    2002, and for each of the years in the three-year period ended December 31, 2003.

               99.2 Financial statements of FGIC as of June 30, 2004 and for the three-month and six-month periods ended June 30, 2004 and 2003.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                                  By:  /s/ Mark White
                                Name:  Mark White
                               Title: Vice President


Dated:  September 22, 2004




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                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company


We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of Residential Funding Mortgage Securities II, Inc. (the "Registrant") which is incorporated by reference in the registration statement (No. 333-110340) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Term Notes, Series 2004-HS3.





/s/ KPMG LLP
New York, New York
September 22, 2004




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                                  Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of Residential Funding Mortgage Securities II, Inc. for the registration of Home Equity Loan-Backed Term Notes, Series 2004-HS3 in the registration statement on Form S-3 (No. 333-110340) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Funding Mortgage Securities II, Inc. dated September 22, 2004 filed with the Securities and Exchange Commission.


                                              /s/ Ernst & Young LLP
New York, New York
September 22, 2004



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